                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                URS CORPORATION

                               OFFER TO EXCHANGE
       11 1/2% SENIOR NOTES DUE 2009, REGISTERED UNDER THE SECURITIES ACT
                                      FOR
                 ALL OUTSTANDING 11 1/2% SENIOR NOTES DUE 2009

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2002, UNLESS WE EXTENDED THE EXCHANGE OFFER. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                                U.S. BANK, N.A.

 By Registered or Certified Mail:            By Facsimile:               By Hand/Overnight Delivery:

         U.S. BANK, N.A.                    U.S. BANK, N.A.                    U.S. BANK, N.A.
       180 E. FIFTH STREET                180 E. FIFTH STREET                180 E. FIFTH STREET
    ST. PAUL, MINNESOTA 55101          ST. PAUL, MINNESOTA 55101          ST. PAUL, MINNESOTA 55101
     ATTENTION: FRANK LESLIE            ATTENTION: FRANK LESLIE            ATTENTION: FRANK LESLIE
                                          FAX: (651) 244-0711

                     (Eligible Guarantor Institutions Only)
                            To Confirm by Telephone
                            or for Information Call:

                                U.S. BANK, N.A.
                              180 E. FIFTH STREET
                           ST. PAUL, MINNESOTA 55101
                            ATTENTION: FRANK LESLIE
                             PHONE: (651) 244-8677

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR OUTSTANDING NOTES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have
received and reviewed the Prospectus, dated           , 200 of URS Corporation
and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes URS Corporation's offer to exchange an aggregate principal amount of up to $200,000,000 of its 11 1/2% Senior Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding 11 1/2% Senior Notes due 2009 (the "Outstanding Notes").

     If you decide to tender your Outstanding Notes, and we accept the Outstanding Notes, a binding agreement between you and URS Corporation will be created, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your Outstanding Notes by: (1) using the book-entry transfer procedures described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer"; and (2) delivering a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     - tender your Outstanding Notes by sending: (1) the certificates for your Outstanding Notes, in proper form for transfer; (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees; and (3) all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above.

     In order for a book-entry transfer to constitute a valid tender of your Outstanding Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Outstanding Notes into the Exchange Agent's account at The Depository Trust Company ("DTC") prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO DTC'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Outstanding Notes and wish to tender your Outstanding Notes in the Exchange Offer, but (1) your certificates representing the Outstanding Notes are not immediately available, (2) time will not permit your certificates representing the Outstanding Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Outstanding Notes by following the procedures described in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures."

     Only registered holders of Outstanding Notes (which, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Outstanding Notes) are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Outstanding Notes in the Exchange Offer, you should promptly contact the person in whose name the Outstanding Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Outstanding Notes, you must either make appropriate arrangements to register ownership of the Outstanding Notes in your name or obtain a properly completed bond power from the person in whose name the Outstanding Notes are registered.

     You must complete this Letter of Transmittal if you are a registered holder of Outstanding Notes (which, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Outstanding Notes) and either (1) you wish to tender your Outstanding Notes by book-entry transfer to the Exchange Agent's account at DTC and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message or (2) you wish to tender the certificates representing your Outstanding Notes to the Exchange Agent together with this Letter of Transmittal.

     In order to properly complete this Letter of Transmittal, you must:

          (1) complete the box entitled "Description of Outstanding Notes Tendered";

          (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions";

          (3) sign this Letter of Transmittal by completing the box entitled "Sign Here"; and

          (4) complete the box entitled "Substitute Form W-9."

     By completing the box entitled "Description of Outstanding Notes Tendered" and signing below, you will have tendered your Outstanding Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE
                            CHECKING ANY BOX BELOW.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter of Transmittal relates (see Instruction 3):

---------------------------------------------------------------------------------------------------------------------------------

                                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
                          (1)                                                             (2)
               NAME(S) AND ADDRESS(ES) OF                                         AGGREGATE PRINCIPAL              (3)
                  REGISTERED HOLDER(S)                                           AMOUNT OF OUTSTANDING       PRINCIPAL AMOUNT
               (PLEASE FILL IN, IF BLANK)                 CERTIFICATE NUMBER*             NOTE                  TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                TOTALS:
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders who tender by book-entry transfer.
 ** Outstanding Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the certificate(s) listed in column 1. See Instruction 4.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   DTC Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):

    Window Ticket Number (if any):

    Date of Execution of Notice of Guaranteed Delivery:

    Name of Institution which guaranteed delivery:

   If Delivered by Book-Entry Transfer, Complete the Following:

    DTC Account Number:

    Transaction Code Number:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name (Please Print):

    Address:

SPECIAL ISSUANCE INSTRUCTIONS:

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE
    PERSON SIGNING THIS LETTER OF TRANSMITTAL:

    Name (Please Print):

    Address:

    DTC Transfer Number (if applicable):

SPECIAL DELIVERY INSTRUCTIONS:

[ ]CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT
   LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

   Address:

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to URS Corporation the aggregate principal amount of Outstanding Notes described above in the box entitled "Description of Outstanding Notes Tendered" in exchange for a like principal amount of New Notes which have been registered under the Securities Act.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment) I hereby exchange, assign and transfer to, or upon the order of, URS Corporation all right, title and interest in and to the Outstanding Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of URS Corporation in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to cause the Outstanding Notes to be exchanged, assigned and transferred.

     I hereby represent and warrant that I have full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered by this Letter of Transmittal and that, when the tendered Outstanding Notes are accepted for exchange, URS Corporation will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances. I further represent and warrant that the tendered Outstanding Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by URS Corporation or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered by this Letter of Transmittal. I further agree that acceptance of any and all validly tendered Outstanding Notes by URS Corporation and the issuance of New Notes in exchange therefor shall constitute performance in full by the URS Corporation of its obligations under the Registration Rights Agreement (as referred to in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder except as expressly provided for in said agreement.

     I understand that if I decide to tender Outstanding Notes, and URS Corporation accepts the Outstanding Notes for exchange, this will constitute a binding agreement between me and URS Corporation, subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," URS Corporation may not be required to accept for exchange any of the Outstanding Notes tendered by this Letter of Transmittal.

     By tendering Outstanding Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree that: (1) I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of URS Corporation; (2) any New Notes I receive in the Exchange Offer are being acquired by me in the ordinary course of my business;
(3) at the time of the commencement of the Exchange Offer, neither I nor, to my knowledge, anyone receiving New Notes from me, has any arrangement or understanding with any person to participate in the distribution (as defined in the Securities Act) of the New Notes in violation of the Securities Act; (4) if I am not a Participating Broker-Dealer (as defined below), that I am not engaged in, and do not intend to engage in, the distribution of the New Notes; and (5) if I am a Participating Broker-Dealer, that I will receive the New Notes for my own account in exchange for Outstanding Notes that I acquired as a result of my market-making or other trading activities and that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes I receive. As used in this Letter of Transmittal, a "Participating Broker-Dealer" is a broker-dealer that receives New Notes for its own account in exchange for Outstanding Notes that it acquired as a result of market-making or other trading activities.

     If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the New Notes, I understand that I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act. As a result, I acknowledge and agree that if I intend to use the Prospectus in connection with resales of New Notes received in exchange for Outstanding Notes in the Exchange Offer, I must notify URS Corporation that I am a Participating Broker-Dealer by means of a written notice delivered to URS Corporation's executive offices located at 100 California Street, Suite 500, San Francisco, CA 94111, Attention: Joseph Masters, which notice must be received by URS Corporation at or prior to the expiration of the Exchange Offer.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                        ALL TENDERING HOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

     This Letter of Transmittal must be signed by (1) the registered holder(s) (which, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the holder of the Outstanding Notes) exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Outstanding Notes tendered or on the register of holders maintained by URS Corporation or its agents; or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal, including any opinions of counsel, certifications and other information as may be required by URS Corporation for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

                  SIGNATURE(S) OF HOLDER(S)
Name(s):
--------------------------------------------------------------------------------

                         PLEASE PRINT
Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Telephone:
--------------------------------------------------------------------------------

Taxpayer Identification Number (See Instruction 9):
--------------------------------------------------------------

Dated: ____________________ , 2002

                            SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution:
--------------------------------------------------------------------------------

Official Signature:
--------------------------------------------------------------------------------

Dated: ____________________ , 2002

                                  INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Offer to Exchange 11 1/2% Senior Notes due 2009, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding 11 1/2% Senior Notes due 2009.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     You must complete this Letter of Transmittal if you are a holder of Outstanding Notes (which, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the holder of the Outstanding Notes) and either (1) you wish to tender the certificates representing your Outstanding Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Outstanding Notes by book-entry transfer to the Exchange Agent's account at DTC and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Outstanding Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Outstanding Notes into the Exchange Agent's account at DTC, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Outstanding Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     If you are a holder of the Outstanding Notes and wish to tender your Outstanding Notes, but (1) the certificates for Outstanding Notes are not immediately available, (2) time will not permit your certificates for Outstanding Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Outstanding Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Outstanding Notes into the Exchange Agent's account at DTC, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

     The method of delivery of certificates for Outstanding Notes, Letters of Transmittal, Agent's Messages and all other required documents is at your election. If you deliver your Outstanding Notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Do not send certificates for Outstanding Notes, Letters of Transmittal, Agent's Messages or other required documents to URS Corporation.

     URS Corporation will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

     - this Letter of Transmittal is signed by the registered holder (which, for purposes of this Letter of Transmittal, includes any participant in DTC's system whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions"; or

     - the Outstanding Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

3.  INADEQUATE SPACE.

     If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Outstanding Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Outstanding Notes evidenced by any certificate you are submitting, please fill in the principal amount of Outstanding Notes which are to be tendered in Column 3 ("Principal Amount of Outstanding Notes Tendered") of the box entitled "Description of Outstanding Notes Tendered." In that case, unless you have indicated otherwise, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Outstanding Notes, promptly after the expiration of the Exchange Offer. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Outstanding Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn, including the principal amount of the Outstanding Notes, and, where certificates for Outstanding Notes have been transmitted, specify the name in which the Outstanding Notes are registered, if different from that of the withdrawing holder. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Outstanding Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of these notices will be determined by URS Corporation. Any such determination will be final and binding. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Outstanding Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," the Outstanding Notes will be credited to the tendering holder's account with DTC. Properly withdrawn Outstanding Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes."

5.  SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Outstanding Notes signs the Letter of Transmittal, certificates for the Outstanding Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Outstanding Notes and also must be accompanied by any opinions of counsel, certifications and other information as URS Corporation may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Outstanding Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with DTC. See Instruction 4.

7.  IRREGULARITIES.

     All questions as to the validity, form, eligibility, including time of receipt, and acceptance of Outstanding Notes tendered for exchange will be determined by URS Corporation in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Outstanding Notes improperly tendered or to not accept any Outstanding Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Outstanding Notes either before or after the expiration of the Exchange Offer, including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the expiration of the Exchange Offer, including the terms and conditions of the Letter of Transmittal and the accompanying instructions, will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Outstanding Notes for exchange, nor will we have any liability for failure to give such notification.

8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.  TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

     Federal income tax law generally requires that a tendering holder whose Outstanding Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to up to 30% of the amount of any reportable payments (including original issue discount) made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     Exempt holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

     If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If the holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

10.  WAIVER OF CONDITIONS.

     URS Corporation's obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange
Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

11.  NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

12.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13.  TRANSFER TAXES.

     URS Corporation will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to URS Corporation or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this Instruction 13, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

--------------------------------------------------------------------------------
                         PAYOR'S NAME: U.S. BANK, N.A.
--------------------------------------------------------------------------------

 SUBSTITUTE                     PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  TIN: ---------------------------------
 FORM W-9                        AND CERTIFY BY SIGNING AND DATING BELOW              Social Security or
                                                                                      Employer Identification Number(s)

DEPARTMENT OF THE
TREASURY
INTERNAL REVENUE SERVICE
                                                                                                  APPLIED FOR TIN [ ]
                                ------------------------------------------------------------------------------------------------
                                PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See W-9 Guidelines)
 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")

                                Exempt:  [ ]

                                PART III -- CERTIFICATION

                                Under penalties of perjury, I certify that:  (1) The number shown on this form is my correct taxpayer identification (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

                                SIGN HERE:

                                Signature -------------------------------------------- Date ---------
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF UP TO 30% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
            IN PART I ABOVE, INDICATING THAT YOU ARE AWAITING A TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the Payor is required to withhold up to 30% of all cash payments made to me thereafter until I provide a number.

SIGN HERE:

Signature: -------------------------------------------- Date: ---------------